Exhibit 99.2

Contact:
Investor Relations
+1-972-595-5180
investors@sftp.com

Six Flags Announces Tender Offer for its 4.875% Senior Notes due 2024

April 26, 2023

ARLINGTON, Texas--(BUSINESS WIRE)-- Six Flags Entertainment Corporation (NYSE: SIX) (the “Company,” “we,” “us” or “our”), the world’s largest regional theme park company and the largest operator of water parks in North America, today announced the commencement of a cash tender offer (the “Tender Offer”) for any and all of its outstanding 4.875% senior unsecured notes due 2024 (the “Notes”), on the terms and subject to the conditions set forth in the Offer to Purchase (the “Offer to Purchase”), dated the date hereof, and the related Notice of Guaranteed Delivery attached to the Offer to Purchase (the “Notice of Guaranteed Delivery”). As of April 26, 2023, there were $949,490,000 principal amount of Notes outstanding. The Offer to Purchase and the Notice of Guaranteed Delivery are referred to herein collectively as the “Offer Documents.”

The tender offer consideration for each $1,000 principal amount of the Notes purchased pursuant to the Tender Offer will be $1,000.50 (the “Tender Offer Consideration”). Holders must validly tender (and not validly withdraw) or deliver a properly completed and duly executed Notice of Guaranteed Delivery for their Notes at or before the Expiration Time (as defined below) in order to be eligible to receive the Tender Offer Consideration. In addition, holders whose Notes are purchased in the Tender Offer will receive accrued and unpaid interest from the last interest payment date to, but not including, the Payment Date (as defined in the Offer to Purchase) for the Notes. We expect the Payment Date to occur on May 3, 2023.

The Tender Offer will expire at 5:00 p.m., New York City time, on May 2, 2023 (such time and date, as it may be extended, the “Expiration Time”), unless extended or earlier terminated by the Company. The Notes tendered may be withdrawn at any time at or prior to the Expiration Time by following the procedures described in the Offer to Purchase.

Our obligation to accept for purchase and to pay for the Notes validly tendered and not validly withdrawn pursuant to the Tender Offer is subject to the satisfaction or waiver, in our discretion, of certain conditions, which are more fully described in the Offer to Purchase, including, among others, the closing of the Company’s previously announced offering of senior notes, the net proceeds of which, together with other available cash, including borrowings under our revolving credit facility, will be sufficient to pay the consideration for the Notes tendered in the Tender Offer (the “Financing Condition”). The complete terms and conditions of the Tender Offer are set forth in the Offer Documents. Holders of the Notes are urged to read the Offer Documents carefully before making any decision with respect to the Tender Offer.

Concurrently with the commencement of the Tender Offer, the Company issued a conditional notice of redemption for an aggregate amount of Notes equal to $800 million less the aggregate principal amount of Notes tendered and accepted in the Tender Offer. The redemption price for the Notes is 100.000% of the aggregate outstanding principal amount thereof, plus accrued and unpaid interest, if any, through May 25, 2023. The redemption date is expected to occur on May 26, 2023 and the amount of 2024 Notes being redeemed will be reduced by the amount of 2024 Notes purchased in the Tender Offer. The redemption of the Notes is subject to a Financing Condition and is also conditioned on less than $800 million aggregate principal amount of the 2024 Notes being validly tendered and accepted for payment in the Tender Offer. In the Company’s discretion, the redemption may not occur and the redemption notice may be rescinded in the event either such condition shall not have been satisfied by the redemption date. The Company may also, in its sole discretion, extend the Expiration Time.

This press release is for informational purposes only and does not constitute an offer to buy or the solicitation of an offer to sell with respect to any securities. The Tender Offer is only being made pursuant to the terms of the Offer to Purchase. The Tender Offer is not being made in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. None of the Company, the dealer manager, the information agent, the tender agent or their respective affiliates is making any recommendation as to whether or not holders should tender all or any portion of their Notes in the Tender Offer.

The Company has retained Wells Fargo Securities to act as sole dealer manager for the Tender Offer and D.F. King & Co., Inc. to act as information agent and tender agent for the Tender Offer. Requests for documents may be directed to D.F. King & Co., Inc. at (800) 859-8509 (toll free) or (212) 269-5550 (collect) or email six@dfking.com. Copies of the Offer to Purchase and Notice of Guaranteed Delivery are also available at the following website: www.dfking.com/six. Questions regarding the Tender Offer may be directed to Wells Fargo Securities at (866) 309-6316 (toll free) or (704) 410-4756 (collect) or email liabilitymanagement@wellsfargo.com.

Forward Looking Statements

The information in this press release, other than historical information, contains statements that may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and may be forward-looking information within the meaning defined under applicable Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements include all statements that are not historical facts and can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “may,” “should,” “could” and variations of such words or similar expressions.

These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond our control, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include (i) global coronavirus (“COVID-19”) pandemic-related business disruptions and economic uncertainty, (ii) the adequacy of our cash flows from operations, available cash and available amounts under our credit facilities to meet our liquidity needs, (iii) our expectations regarding the timing, costs, benefits and results of our strategic plan, (iv) the impact of macro-economic conditions, including supply chain issues and inflation on consumer spending, (v) our ability to implement our capital plans in a timely and cost effective manner, and our expectations regarding the anticipated costs, benefits and results of such capital plans, (vi) the extent to which having parks in diverse geographical locations protects our consolidated results against the effects of adverse weather and other events, (vii) our ongoing compliance with laws and regulations, and the effect of, and cost and timing of compliance with, newly enacted laws and regulations, (viii) our ability to obtain additional financing and the increased cost of capital due to rising interest rates, (ix) our expectations regarding the effect of certain accounting pronouncements, (x) our expectations regarding the cost or outcome of any litigation or other disputes, (xi) our annual income tax liability and the availability and effect of net operating loss carryforwards and other tax benefits and (xii) our expectations regarding uncertain tax positions.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are, by their nature, subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Additional risks and uncertainties that could cause actual results to differ materially from those described in such forward-looking statements include, among others, factors impacting attendance, such as local conditions, contagious diseases, including COVID-19 and Monkey Pox, or the perceived threat of contagious diseases, events, disturbances and terrorist activities; regulations and guidance of federal, state and local governments and health officials regarding the response to COVID-19 and Monkey Pox, including, with respect to business operations, safety protocols and public gatherings (such as voluntary and, in some cases, mandatory, quarantines, as well as shut downs and other restrictions on travel and commercial, social and other activities); economic impact of political instability and conflicts globally, such as the war in Ukraine; recall of food, toys and other retail products sold at our parks; accidents or incidents involving the safety of guests and employees, or contagious disease outbreaks at our parks or other parks in our industry, and negative publicity about us or our industry; availability of commercially reasonable insurance policies at reasonable rates; inability to achieve desired improvements and financial performance targets; adverse weather conditions, such as excess heat or cold, rain and storms; general financial and credit market conditions, including our ability to access credit or raise capital; macro-economic conditions (including supply chain issues and customer spending patterns); our ability to successfully implement our strategy; changes in public and consumer tastes; construction delays in capital improvements or ride downtime; competition with other theme parks, water parks and entertainment alternatives; dependence on a seasonal workforce; unionization activities and labor disputes; laws and regulations affecting labor and employee benefit costs, including increases in state and federally mandated minimum wages, healthcare reform and potential wage and hour claims; availability of labor; environmental laws and regulations; laws and regulations affecting corporate taxation; pending, threatened or future legal proceedings and the significant expenses associated with litigation; cyber security risks; and other factors described in “Risk Factors” in our Annual and Quarterly Reports on Forms 10-K and 10-Q.